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                                                                    Exhibit 10.9


                             SUBORDINATION AGREEMENT

         This Subordination Agreement dated as of October 22, 1998 (as amended, restated, supplemented or otherwise modified, this "Agreement") among DIMAC Corporation, a Delaware corporation (the "Company"), and the purchasers of the Company's securities listed on the signature pages hereto (the "Purchasers").

         WHEREAS, the Company has entered into that certain Amended and Restated Credit Agreement dated as of October 22, 1998 (as amended, restated, supplemented or otherwise modified, the "Senior Credit Agreement") among the Company, DIMAC Holdings Inc., as Guarantor ("DIMAC Holdings"), the lenders party thereto (the "Lenders"), Credit Suisse First Boston, as Administrative Agent and Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent, pursuant to which the Lenders have agreed to advance certain Loans (as defined therein) to the Company;

         WHEREAS, the Company has entered into that certain Indenture, dated as of October 15, 1998 (as amended, restated, supplemented or otherwise modified, the "DIMAC Operating Notes Indenture") among the Company, the Subsidiary Guarantors (as defined therein) and Wilmington Trust Company, a Delaware banking corporation, as Trustee;

         WHEREAS, the Company has entered into that certain Purchase Agreement, dated as of October 16, 1998 (the "DIMAC Operating Notes Purchase Agreement") among (i) the Company, (ii) the Subsidiary Guarantors and (iii) Credit Suisse First Boston Corporation, First Union Capital Markets and Warburg Dillon Read LLC (collectively, the "DIMAC Operating Notes Purchasers"), pursuant to which the DIMAC Operating Notes Purchasers have agreed to purchase the DIMAC Operating Notes from the Company;

         WHEREAS, the Company has entered into that certain Securities Purchase Agreement, dated as of October 22, 1998 (as amended, restated, supplemented or otherwise modified, the "Securities Purchase Agreement") among the Company, DIMAC Holdings and the Purchasers;

         WHEREAS, the Company and the Purchasers, wish to provide for the benefit of the holders of Senior Indebtedness, the DIMAC Operating Noteholders and the Lenders, that the Purchasers' rights against the Company arising out of obligations incurred by the Company pursuant to the Securities Purchase Agreement (such obligations, the "Subordinated Obligations") shall be subordinated to the rights of holders of Senior Indebtedness (as defined in the DIMAC Operating Notes Indenture) of the Company and the rights of the Lenders and the DIMAC Operating Noteholders against the Company arising out of obligations incurred by the Company pursuant to the Senior Credit Documents (as defined in the DIMAC Operating Notes Indenture), the DIMAC Operating Notes Indenture, the DIMAC Operating Notes, the DIMAC Operating Registration Rights Agreement, the DIMAC Operating Notes Purchase Agreement and any other document governing Senior Indebtedness of the Company (such obligations, the "Senior Obligations"), to the extent and as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

         Section 1. Definitions. The following capitalized terms shall have the meanings set forth below in this Section 1:

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         "Cash Equivalents" shall have the meaning given to such term in the
DIMAC Operating Notes Indenture.

         "Company" shall have the meaning given to such term in the introductory paragraph hereof.

         "DIMAC Holdings" shall have the meaning given to such term in the recitals hereof.

         "DIMAC Operating Noteholder" shall mean any holder of DIMAC Operating Notes.

         "DIMAC Operating Notes" shall have the meaning given to such term in the Securities Purchase Agreement.

         "DIMAC Operating Notes Indenture" shall have the meaning given to such term in the recitals hereof.

         "DIMAC Operating Notes Purchase Agreement" shall have the meaning given to such term in the recitals hereof.

         "DIMAC Operating Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of October 16, 1998 among the Company, the Subsidiary Guarantors and the DIMAC Operating Notes Purchasers.

         "Lenders" shall have the meaning given to such term in the recitals hereof.

         "Loans" shall have the meaning given to such term in the Senior Credit Agreement.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Representative" means any trustee, agent or representative (if any) with respect to the Senior Obligations.

         "Securities" shall have the meaning given to such term in the Securities Purchase Agreement.

         "Securities Purchase Agreement" shall have the meaning given to such term in the recitals hereof.

         "Securityholder" shall mean each Purchaser (so long as it holds any Securities) and any other holder of any of the Securities.

         "Senior Credit Agreement" shall have the meaning given to such term in the recitals hereof.

         "Senior Credit Documents" shall have the meaning given to such term in the recitals hereof.

         "Senior Indebtedness" shall have the meaning given to such term in the DIMAC Operating Notes Indenture.

 "Senior Obligations" shall have the meaning given to such term in the recitals hereof.

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         "Subordinated Obligations" shall have the meaning given to such term in the recitals hereof.

         "Subsidiary Guarantors" shall have the meaning given to such term in the DIMAC Operating Notes Indenture.

         Section 2. Agreement To Subordinate. The Company agrees, and each Securityholder by accepting a Security agrees, that any claim that any Securityholder may have against the Company arising out of obligations incurred by the Company pursuant to the Securities Purchase Agreement shall be subordinated in right of payment, to the extent and in the manner provided in this Agreement, to the prior payment in full in cash of all Senior Obligations, and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness, the DIMAC Operating Noteholders or the Lenders, as the case may be.

         Section 3. Payment of Senior Obligations. The Company may not make any payment of the Subordinated Obligations until such time as all Senior Obligations are paid in full in cash.

         Section 4. When Distribution Must Be Paid Over. If a distribution is made to Securityholders that because of this Agreement should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness of the Company, the DIMAC Operating Noteholders or the Lenders, as the case may be, and pay it over to them as their interests may appear.

         Section 5. Subrogation. After all Senior Obligations of the Company are paid in full in cash and until the Securities are paid in full, with respect to payments required to be made by the Company of any Subordinated Obligations, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness of the Company, the DIMAC Operating Noteholders and the Lenders to receive distributions applicable to the Senior Obligations. A distribution made under this Agreement to holders of such Senior Indebtedness of the Company, DIMAC Operating Noteholders or the Lenders which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on the Senior Obligations.

         Section 6. Relative Rights. This Agreement defines the relative rights of Securityholders and the holders of Senior Indebtedness of the Company, DIMAC Operating Noteholders and the Lenders. Nothing in this Agreement shall impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to perform any of the Subordinated Obligations.

         Section 7. Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness of the Company, any DIMAC Operating Noteholder or any Lender to enforce the subordination of the Subordinated Obligations shall be impaired by any act or failure to act by the Company or by its failure to comply with this Agreement.

         Section 8. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, DIMAC Operating Noteholders or Lenders, as the case may be, the distribution may be made and the notice given to their Representatives (if any).

         Section 9. Reliance by Holders of Senior Indebtedness, DIMAC Operating Noteholders and the Lenders on Subordination Provisions. Each Securityholder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a


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consideration to each holder of any Senior Indebtedness of the Company, each
DIMAC Operating Noteholder and each Lender, whether the Senior Obligation was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness or DIMAC Operating Note, and such holder of such Senior Indebtedness of the Company, DIMAC Operating Noteholder or Lender, as the case may be, shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness or DIMAC Operating Note, as the case may be.

         Section 10. Payment in Full. For all purposes hereof, the Senior Obligations shall not be deemed paid in full until all obligations in respect thereof shall have been fully satisfied in cash denominated in U.S.
dollars.

         Section 11. Prohibition of Certain Actions. Until all Senior Obligations are paid in full in cash, no holder of Subordinated Obligations may commence, or join with any other person in commencing, any assignment for the benefit of creditors or any proceeding against the Company, its successors or assigns or any other person with respect to the Subordinated Obligations under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction (provided that each holder of Subordinated Obligations shall be entitled to file a proof of claim in respect of the Subordinated Obligations in any such proceeding so long as such proof of claim shall state that the Subordinated Obligations are subordinated to the extent and in the manner set forth in this Agreement).

         Section 12. Amendments. No change may be made to this Agreement that would adversely affect the rights under this Agreement of any holder of Senior Indebtedness, the DIMAC Operating Noteholders or the Lenders unless such persons consent to such change.

         Section 13. Headings. Section headings are used herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of or be taken into in consideration in interpreting, this Agreement.

         Section 14. Waivers; Amendments. Neither this Agreement nor any terms hereof may be amended, changed or waived unless such amendment, change or waiver is in writing signed by each of the parties hereto.

         Section 15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         Section 16. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

         Section 17. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining
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provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 18. Notices. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 18:

                  To the Company:     DIMAC Corporation
                                      5775 Peachtree Dunwoody Road, Suite C-150
                                      Atlanta, Georgia 30342
                                      Attention:  Chief Financial Officer
                                      Telecopier No: (404) 705-9929

                  With a copy to:     White & Case LLP
                                      1155 Avenue of the Americas
                                      New York, New York 10036-2787
                                      Attention: Frank L. Schiff
                                      Telecopier No: (212) 354-8113

                  To the Purchasers:  TCW/Crescent Mezzanine, L.L.C.
                                      11100 Santa Monica Boulevard, Suite 2000
                                      Los Angeles, California 90025
                                      Attention: Jean-Marc Chapus
                                      Telecopier No: (310) 235-5967

                  With a copy to:     Skadden, Arps, Slate, Meagher & Flom LLP
                                      300 South Grand Avenue, Suite 3400
                                      Los Angeles, California  90071
                                      Attention:  Rodrigo A. Guerra, Jr., Esq.
                                      Telecopier No:  (213) 687-5600

         Section 19. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement under seal with the intent that this be a sealed instrument, as of the day and year first above written.

                                      DIMAC CORPORATION, INC.



                                      By:   /s/ Martin R. Lewis
                                          --------------------------
                                      Name:     Martin R. Lewis
                                           -------------------------
                                      Title: Chief Executive Officer
                                            ------------------------









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                                TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                                TCW/CRESCENT MEZZANINE TRUST
                                TCW/CRESCENT MEZZANINE INVESTMENT
                                  PARTNERS, L.P.

                                By:      TCW/CRESCENT MEZZANINE L.L.C.
                                           its general partner or managing owner



                                By:     /s/ Jean-Marc Chapus
                                   ---------------------------------
                                Name:     Jean-Marc Chapus
                                     -------------------------------
                                Title:    Managing Director
                                      ------------------------------



                                By:       /s/ John C. Rocchio
                                   ---------------------------------
                                Name:       John C. Rocchio
                                     -------------------------------
                                Title:      Managing Director
                                      ------------------------------




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                                TCW LEVERAGED INCOME TRUST, L.P.

                                By:      TCW ADVISORS (BERMUDA), LIMITED,
                                         as General Partner



                                By:     /s/ Jean-Marc Chapus
                                   ---------------------------------
                                Name:     Jean-Marc Chapus
                                     -------------------------------
                                Title:    Managing Director
                                      ------------------------------


                                By:      TCW INVESTMENT MANAGEMENT
                                         COMPANY, as Investment Advisor




                                By:       /s/ John C. Rocchio
                                   ---------------------------------
                                Name:       John C. Rocchio
                                     -------------------------------
                                Title:      Managing Director
                                      ------------------------------




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                                TCW SHARED OPPORTUNITY FUND II, L.P.

                                By:      TCW INVESTMENT MANAGEMENT
                                         COMPANY, its investment advisor



                                By:     /s/ Jean-Marc Chapus
                                   ---------------------------------
                                Name:     Jean-Marc Chapus
                                     -------------------------------
                                Title:    Managing Director
                                      ------------------------------



                                By:       /s/ John C. Rocchio
                                   ---------------------------------
                                Name:       John C. Rocchio
                                     -------------------------------
                                Title:      Managing Director
                                      ------------------------------







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